UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 18, 2021

The 4Less Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55089	90-1494749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 W. Mayflower, Las Vegas, NV 89030

(Address of principal executive offices)

Registrant’s telephone number, including area code     (702) 267-6100

not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FLES	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

The 4Less Group, Inc. is referred to herein as “we”, “our”, or “us.

Item 1.01 Entry into a Material Definitive Agreement.

On November 18, 2021, we executed the following agreements dated November 12, 2021 with the Investor referenced in the agreements attached hereto as Exhibits 10.1 – 10.4:

A Common Stock Purchase Warrant (First Warrant) and Common Stock Purchase Warrant (Second Warrant), under which the Investor is granted the right to purchase up to 900,000 Common Stock Shares of the Company each from the First Warrant and the Second Warrant. The Second Warrant is subject to cancellation upon timely payoff of the Note referenced below.

The First Warrant and the Second Warrant were issued in connection with the issuance of an 8% Senior Secured Promissory Note in the principal amount of $2,400,000 (after the Original Issue Discount, the Actual Note Amount is $2,160,000). The Maturity Date of the Note is 12 months with 6 amortization payments of $432,000 beginning June 10, 2022; thereafter should, the Note go in default, the Note is convertible into our Common Stock Shares at the Conversion Price equal to the lesser of: (i) $1.25 or (ii) 75% of the offering price per share of Common stock at which the UP List Offering is made (or Unit, if Units are so offered in an Up List Offering).

The First Warrant, Second Warrant, and the Note are subject to the terms of a Securities Purchase Agreement and a Subsidiary Guarantee.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, and agreements contained in the above-described agreements and are subject to and qualified in their entirety by reference to the full text of the agreements, which are filed herewith as Exhibits 10.1, 10.2, 10.3, and 10.4 and are incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Common Stock Purchase Warrant (First Warrant) dated November 18, 2021

10.2	Common Stock Purchase Warrant (Second Warrant) dated November 18, 2021

10.3	Senior Secured Promissory Note dated November 18, 2021

10.4	Securities Purchase Agreement dated November 18, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2021

The 4 Less Group Inc.

By: /s/ Timothy Armes

Timothy Armes

Chief Executive Officer